Business Combinations	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business Combinations	BUSINESS COMBINATIONS
Acquisition of Peterborough Distribution Assets
On August 1, 2020, Hydro One completed the acquisition of the business and distribution assets of Peterborough Distribution, an electricity distribution company located in east central Ontario, from the City of Peterborough, for a purchase price of $104 million, including the assumption of agreed upon liabilities and closing adjustments. The purchase price is comprised of a cash payment of $105 million, including a deposit of $4 million paid in 2018 and $101 million paid on closing of the transaction, partially offset by a purchase price adjustment of $1 million. As the acquired business and distribution assets of Peterborough Distribution meet the definition of a business, the acquisition has been accounted for as a business acquisition.
The following table summarizes the determination of the fair value of the assets acquired and liabilities assumed:

(millions of dollars)
Working capital	7
Property, plant and equipment	64
Regulatory assets	1
Goodwill	33
Other long-term liabilities	(1)
104

The determination of the fair value of assets acquired and liabilities assumed is based upon management’s estimates and assumptions and reflects the fair value of consideration paid.
The goodwill estimate of $33 million arising from the Peterborough Distribution acquisition consists largely of the synergies and economies of scale expected from combining the operations of Hydro One and Peterborough Distribution. All of the goodwill was assigned to Hydro One’s Distribution Business segment. Peterborough Distribution contributed revenues of $51 million and net income of $nil to the Company’s consolidated financial results for the year ended December 31, 2020. All costs related to the acquisition have been expensed through the statement of operations and comprehensive income. The disclosure of Peterborough Distribution’s pro forma information is immaterial to the Company’s consolidated financial results for the year ended December 31, 2020.
Acquisition of Orillia Power
On September 1, 2020, Hydro One completed the acquisition of Orillia Power, an electricity distribution company located in Simcoe County, Ontario, from the City of Orillia for a purchase price of $28 million, including closing adjustments. The purchase price is comprised of a cash payment of $26 million, including a deposit of $1 million paid in 2016, $25 million paid on closing of the transaction, as well as a purchase price adjustment of $2 million.
The following table summarizes the determination of the fair value of the assets acquired and liabilities assumed:

(millions of dollars)
Working capital	2
Property, plant and equipment	32
Deferred income tax assets	1
Goodwill	15
Short-term debt	(20)
Regulatory liabilities	(1)
Other long-term liabilities	(1)
28

The determination of the fair value of assets acquired and liabilities assumed is based upon management’s estimates and assumptions and reflects the fair value of consideration paid. In September 2020, Hydro One repaid the $20 million of short-term debt assumed as part of the Orillia Power acquisition.
The goodwill estimate of $15 million arising from the Orillia Power acquisition consists largely of the synergies and economies of scale expected from combining the operations of Hydro One and Orillia Power. All of the goodwill was assigned to Hydro One’s Distribution Business segment. Orillia Power contributed revenues of $15 million and net income of $nil to the Company’s consolidated financial results for the year ended December 31, 2020. All costs related to the acquisition have been expensed through the statement of operations and comprehensive income. The disclosure of Orillia Power's pro forma information is immaterial to the Company’s consolidated financial results for the year ended December 31, 2020.
NRLP
In 2018, Hydro One entered into an agreement with the First Nations Partners, wherein a noncontrolling equity interest in Hydro One’s limited partnership, NRLP, would be made available for purchase at fair value by the First Nations Partners. On September 19, 2018, NRLP was formed to own a new 230 kV transmission line (Niagara Line) in the Niagara region. The Niagara Line enables generators in the Niagara area to connect to the load centres of the Greater Toronto and Hamilton areas. Hydro One Networks maintains and operates the Niagara Line in accordance with an operation and management services agreement. On September 12, 2019, the OEB granted NRLP a transmission licence and granted Hydro One Networks leave to sell the applicable Niagara Line assets to NRLP.
On September 18, 2019, the applicable Niagara Line assets were transferred from Hydro One Networks to NRLP for $119 million and operation of the line was contracted to Hydro One Networks. This transfer was financed with 60% debt ($71 million) and 40% equity ($48 million). The cash payment of $71 million was financed by debt sourced by NRLP from a Hydro One subsidiary, and the $48 million equity comprised partnership units issued by NRLP to Hydro One Networks. Subsequently, on the same date, Hydro One Networks sold to the Six Nations of the Grand River Development Corporation and, through a trust, to the Mississaugas of the Credit First Nation a 25.0% and 0.1%, respectively, equity interest in NRLP partnership units for total consideration of $12 million, representing the fair value of the equity interest acquired.
On January 31, 2020, the Mississaugas of the Credit First Nation purchased an additional 19.9% equity interest in NRLP partnership units from Hydro One Networks for total cash consideration of $9 million. Following this transaction, Hydro One's interest in the equity portion of NRLP partnership units was reduced to 55%, with the Six Nations of the Grand River Development Corporation and the Mississaugas of the Credit First Nation owning 25% and 20%, respectively, of the equity interest in NRLP partnership units.
NRLP is fully consolidated in these Consolidated Financial Statements as it is controlled by Hydro One. The First Nations Partners' noncontrolling interest in NRLP is classified within equity. See Note 28 - Noncontrolling Interest for additional information.
Termination of the Avista Corporation Purchase Agreement
In July 2017, Hydro One reached an agreement to acquire Avista Corporation (Merger). In January 2019, Hydro One and Avista Corporation announced that the companies mutually agreed to terminate the Merger agreement. The following amounts related to the termination of the Merger agreement were recorded by the Company during the first quarter of the year ended December 31, 2019.
•$138 million (US$103 million) for payment of the Merger termination fee recorded in OM&A costs;
•$22 million financing charges, due to reversal of previously recorded unrealized gains upon termination of the deal-contingent foreign-exchange forward contract (Foreign-Exchange Contract);
•redemption of $513 million convertible debentures and payment of related interest of $7 million; and
•$24 million financing charges, due to derecognition of the deferred financing costs related to convertible debentures.